Exhibit 21

SUBSIDIARIES OF THE REGISTRANT

Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented.

Name	Country Name	State / Country of Incorporation
American Express Company	United States	New York
56th Street AXP Campus LLC	United States	Arizona
American Express Austria Bank GmbH	Austria	Austria
American Express Bank LLC	Russian Federation	Russia
American Express Bank Ltd. S.A.	Argentina	Argentina
American Express Banking Corp.	United States	Arizona
American Express International SA	Greece	Greece
American Express Travel Related Services Company, Inc.	United States	New York
Accertify, Inc.	United States	Delaware
American Express Bank (Mexico) S.A. Institucion de Banca Multiple	Mexico	Mexico
American Express Bank Services, S.A. de C.V.	Mexico	Mexico
American Express Bank, FSB	United States	Utah
American Express Receivables Financing Corporation IV LLC	United States	Delaware
American Express Business Loan Corporation	United States	Utah
American Express Centurion Bank	United States	Utah
American Express Receivables Financing Corporation III LLC	United States	Delaware
American Express Company (Mexico) S.A. de C.V.	Mexico	Mexico
American Express Bank (Mexico) S.A. Institucion de Banca Multiple	Mexico	Mexico
American Express Bank Services, S.A. de C.V.	Mexico	Mexico
American Express Insurance Services, Agente de Seguros, S.A. de C.V.	Mexico	Mexico
American Express Servicios Profesionales, S.A. de C.V.	Mexico	Mexico
American Express Insurance Services, Agente de Seguros, S.A. de C.V.	Mexico	Mexico
American Express Credit Corporation	United States	Delaware
AE Exposure Management Limited	Jersey	Jersey
AEOCC Management Company Limited	Jersey	Jersey
American Express Capital Australia	Australia	New South Wales
American Express Credit Mexico, LLC	United States	Delaware
Fideicomiso Empresarial Amex	Mexico	Mexico
American Express Overseas Credit Corporation Limited	Jersey	Jersey
AEOCC Management Company Limited	Jersey	Jersey
American Express Funding (Luxembourg) S.a.r.l	Luxembourg	Luxembourg
American Express Overseas Credit Corporation N.V.	Netherlands Antilles	Netherlands Antilles
AE Hungary Holdings Limited Liability Company	Hungary	Hungary
American Express Canada Credit Corporation	Canada	Canada
American Express Canada Finance Limited	Canada	Canada
American Express Jersey Finance Limited	Jersey	Jersey
Credco Receivables Corp.	United States	Delaware
American Express Europe Limited	United States	Delaware
American Express Global Financial Services Inc.	United States	Delaware
American Express GP Japan K.K.	Japan	Japan
American Express Insurance Agency of Puerto Rico, Inc.	Puerto Rico	Puerto Rico
American Express International (NZ), Inc.	United States	Delaware

Name	Country Name	State / Country of Incorporation
American Express Limited	United States	Delaware
American Express (India) Private Limited	India	New Delhi
American Express (Malaysia) SDN. BHD.	Malaysia	Malaysia
American Express Bank Ltd. S.A.	Argentina	Argentina
American Express Brasil Assessoria Empresarial Ltda.	Brazil	Brazil
American Express Company (Mexico) S.A. de C.V.	Mexico	Mexico
American Express European Holdings B.V.	Netherlands	Netherlands
Alpha Card Merchant Services S.C.R.L./C.V.B.A.	Belgium	Belgium
Alpha Card S.C.R.L./C.V.B.A.	Belgium	Belgium
Alpha Card Merchant Services S.C.R.L./C.V.B.A.	Belgium	Belgium
BCC Corporate NV/SA	Belgium	Belgium
BCC Corporate NV/SA	Belgium	Belgium
American Express International (B) SDN BHD	Brunei Darussalam	Brunei Darussalam
American Express International, Inc.	United States	Delaware
AE Exposure Management Limited	Jersey	Jersey
American Express (India) Private Limited	India	New Delhi
American Express (Thai) Company Limited	Thailand	Thailand
American Express Argentina S.A.	Argentina	Argentina
American Express Asia Network Consulting (Beijing) Limited Company	China	China
American Express Brasil Assessoria Empresarial Ltda.	Brazil	Brazil
American Express Capital Australia	Australia	New South Wales
American Express Company (Mexico) S.A. de C.V.	Mexico	Mexico
American Express Continental, LLC	United States	Delaware
“AMERICAN EXPRESS INTERNATIONAL SERVICES” Limited Liability Company	Russian Federation	Russia
American Express Australia Limited	Australia	Victoria
American Express Wholesale Currency Services Pty Limited	Australia	New South Wales
Centurion Finance Limited	New Zealand	New Zealand
American Express Corporate Travel BVBA	Belgium	Belgium
American Express Dutch Capital, LLC	United States	Delaware
American Express Holdings Netherlands CV	Netherlands	Netherlands
American Express Euro Travel Holdings B.V.	Netherlands	Netherlands
American Express Business Travel AB	Sweden	Sweden
American Express Business Travel ApS	Denmark	Denmark
American Express Business Travel AS	Norway	Norway
American Express Corporate Travel BVBA	Belgium	Belgium
American Express Hungary Travel Related Services Ltd.	Hungary	Hungary
American Express Poland S.A.	Poland	Poland
American Express Travel Services Vostok LLC	Russian Federation	Russia
“AMERICAN EXPRESS INTERNATIONAL SERVICES” Limited Liability Company	Russian Federation	Russia
American Express, spol. s.r.o.	Czech Republic	Czech Republic
Uvet American Express Corporate Travel S.p.A.	Italy	Italy
Congress Lab S.r.l.	Italy	Italy
American Express, spol. s.r.o.	Czech Republic	Czech Republic
Amex NL Holdings 99, LLC	United States	Jersey
American Express Holdings Netherlands CV	Netherlands	Netherlands

Name	Country Name	State / Country of Incorporation
American Express Services Europe Limited	United Kingdom	United Kingdom
Loyalty Partner Holdings S.A.	Luxembourg	Luxembourg
LB Luxembourg Two S.a.r.l.	Luxembourg	Luxembourg
Loyalty Partner GmbH	Germany	Germany
emnos GmbH	Germany	Germany
Loyalty Partner Singapore Pte Ltd.	Singapore	Singapore
Loyalty Solutions & Research Pte Ltd.	India	India
Loyalty Partner Solutions GmbH	Germany	Germany
LP Management Verwaltung GmbH	Germany	Germany
Payback GmbH	Germany	Germany
emnos GmbH	Germany	Germany
emnos Iberia S.L	Spain	Spain
emnos S.a.r.l.	France	France
emnos UK Ltd.	United Kingdom	United Kingdom
emnos USA Corp.	United States	Delaware
Loyalty Partner Polska Sp. z.o.o.	Poland	Poland
Loyalty Partner Polska Sp. Z.o.o. Sp komandytowa	Poland	Poland
Loyalty Partner Polska Sp. Z.o.o. Sp komandytowa	Poland	Poland
Amex Funding Management (Europe) Limited	Jersey	Jersey
Amex Global Holdings C.V.	Jersey	Netherlands
American Express Denmark A/S	Denmark	Denmark
American Express Europe Limited	United States	Delaware
American Express Company (Mexico) S.A. de C.V.	Mexico	Mexico
American Express European Holdings B.V.	Netherlands	Netherlands
American Express Group Services Limited	United Kingdom	United Kingdom
American Express Holding AB	Sweden	Sweden
Forsakringsaktiebolaget Viator	Sweden	Sweden
American Express Holdings Limited	United Kingdom	United Kingdom
American Express Insurance Services Europe Limited	United Kingdom	United Kingdom
American Express Services Europe Limited	United Kingdom	United Kingdom
Alpha Card S.C.R.L./C.V.B.A.	Belgium	Belgium
American Express International (B) SDN BHD	Brunei Darussalam	Brunei Darussalam
American Express International (Taiwan), Inc.	Taiwan	Taiwan
Amex Taiwan Trust	United States	Delaware
American Express International Holdings, LLC	United States	Delaware
American Express Argentina S.A.	Argentina	Argentina
American Express Holdings (France) SAS	France	France
American Express France SAS	France	France
American Express Canada Holdings B.V.	Netherlands	Netherlands
Amex Canada Inc.	Canada	Canada
American Express Carte France SA	France	France
American Express Paris SAS	France	France
American Express Services SA	France	France
American Express Paris SAS	France	France
American Express Voyages SAS	France	France

Name	Country Name	State / Country of Incorporation
American Express Management	France	France
American Express France Finance SNC	France	France
American Express International SA	Greece	Greece
American Express Japan Co., Ltd.	Japan	Japan
American Express Locazioni Finanziarie s.r.l.	Italy	Italy
American Express Payment Services Limited	United Kingdom	United Kingdom
American Express Services India Limited	India	New Delhi
American Express Swiss Holdings GmbH	Switzerland	Switzerland
Swisscard AECS AG	Switzerland	Switzerland
American Express Travel (Singapore) Pte. Ltd.	Singapore	Singapore
American Express Travel Holdings (Hong Kong) Limited	Hong Kong	Hong Kong
CITS American Express Air Services Limited	China	China
CITS American Express Southern China Air Services Limited	China	China
CITS American Express Travel Services Limited	China	China
Farrington American Express Travel Services Limited	Hong Kong	Hong Kong
Amex Broker Assicurativo s.r.l.	Italy	Italy
Amex General Insurance Agency, Inc.	Taiwan	Taiwan
Amex Life Insurance Marketing, Inc.	Taiwan	Taiwan
Amex Taiwan Trust	United States	Delaware
Amex Travel Holding (Japan) Limited	Japan	Japan
American Express Nippon Travel Agency, Inc.	Japan	Japan
Interactive Transaction Solutions Limited	United Kingdom	United Kingdom
Interactive Transactions Solutions SAS	France	France
PT American Express Indonesia	Indonesia	Indonesia
Sociedad Internacional de Servicios de Panama S.A.	Panama	Panama
TransUnion Limited	Hong Kong	Hong Kong
Amex Al Omania LLC	Oman	Oman
Amex Egypt Company Limited Liability Company	Egypt	Egypt
PT American Express Indonesia	Indonesia	Indonesia
TRS Card International, Inc.	United States	Delaware
American Express de Espana, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Card Espana, S.A.U.	Spain	Spain
American Express Foreign Exchange, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Viajes, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Barcelo Viajes SL	Spain	Spain
Amex Asesores de Seguros, S.A. (Sociedad Unipersonal)	Spain	Spain
American Express Marketing & Development Corp.	United States	Delaware
American Express Prepaid Card Management Corporation	United States	Arizona
American Express Publishing Corporation	United States	New York
American Express Receivables Financing Corporation II	United States	Delaware
American Express Receivables Financing Corporation V LLC	United States	Delaware
American Express Servicios Profesionales, S.A. de C.V.	Mexico	Mexico
Amex (Middle East) B.S.C. (closed)	Bahrain	Bahrain
Amex (Saudi Arabia) Limited	Saudi Arabia	Saudi Arabia
Amex Al Omania LLC	Oman	Oman
Amex Egypt Company Limited Liability Company	Egypt	Egypt

Name	Country Name	State / Country of Incorporation
Amex Bank of Canada	Canada	Canada
Amex Card Services Company	United States	Delaware
Amex Services, Inc.	United States	Delaware
vente-privee USA, LLC	United States	Delaware
Asesorías e Inversiones American Express Chile Limitada	Chile	Chile
Bansamex, S.A.	Spain	Spain
Cardmember Financial Services Limited	Jersey	Jersey
TRS Card International, Inc.	United States	Delaware
Cavendish Holdings, Inc.	United States	Delaware
Serve Virtual Enterprises, Inc.	United States	Delaware
Sometrics, Inc.	United States	California
Southern Africa Travellers Cheque Company (Pty) Ltd	South Africa	South Africa
Travel Impressions, Ltd.	United States	Delaware
Travellers Cheque Associates Limited	United Kingdom	United Kingdom
AMEX Assurance Company	United States	Arizona
Amexco Insurance Company	United States	Vermont
National Express Company, Inc.	United States	New York
Asesorías e Inversiones American Express Chile Limitada	Chile	Chile
Rexport, Inc.	United States	Delaware
Drillamex, Inc.	United States	Delaware